UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

HOSPIRA, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 7, 2014. Meeting Information HOSPIRA, INC. 275 N. FIELD DRIVE LAKE FOREST, IL 60045 HOSPIRA, INC. Meeting Type: Annual Meeting For holders as of:March 10, 2014 Date: May 7, 2014 Time: 9:00 AM Pacific Time Location: The Ritz-Carlton San Francisco 600 Stockton at California Street San Francisco, CA For directions to the Annual Meeting, please call Hospira Investor Relations at 224-212-2711 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.comor easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. M68409-P49603-Z62612 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote (How to Access the Proxy Materials) Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: (Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for M68410-P49603-Z62612 requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Method Vote In Person: Attendance at the annual meeting is limited to shareholders as of the record date or their proxies. If the shares are registered in your name, this Notice serves as your admission ticket and you must present this Notice at the meeting. If these shares are held by a broker, bank or nominee, you must bring to the meeting a brokerage statement showing ownership as of the record date. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com.Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items Proposals — The Board of Directors recommends that you vote FOR the following: A 1. Election of eight Directors: Nominees: 1a.  Irving W. Bailey, II 1b.  F. Michael Ball 1c.  Connie R. Curran 1d.  William G. Dempsey The Board of Directors recommends you vote FOR the following proposals: 2. Advisory resolution to approve executive compensation. 3. To ratify the appointment of Deloitte & Touche LLP as auditors for Hospira for 2014. 4. To approve the amendments to the 2004 Long-Term Stock Incentive Plan.  1e.  Dennis M. Fenton 1f. Heino von Prondzynski 1g.  Jacque J. Sokolov 1h.  Mark F. Wheeler M68411-P49603-Z62612 The Board of Directors recommends you vote AGAINST the following proposal: 5. Shareholder Proposal - Written Consent. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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